                      POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, John D. Weber, Brian A. Kroll, Lawrence A. Samplatsky, Delson R. Campbell and John L. Reizian, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917; 333-155333
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711; 333-149449

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.


SIGNATURE                                               TITLE
---------                                               -----
/s/ Dennis R. Glass               *                     President
------------------------------------
Dennis R. Glass

/s/ Frederick J. Crawford         *                     Executive Vice President, Chief Financial Officer and Director
------------------------------------
Frederick J. Crawford

/s/ Charles C. Cornelio           *                     Executive Vice President; Chief Administration Officer
------------------------------------
Charles C. Cornelio

/s/ Mark E. Konen                 *                     Senior Vice President and Director
------------------------------------
Mark E. Konen

/s/ Michael S. Smith              *                     Assistant Vice President and Director
------------------------------------
Michael S. Smith

/s/ J. Patrick Barrett            *                     Director
------------------------------------
J. Patrick Barrett

/s/ Patrick P. Coyne              *                     Director
------------------------------------
Patrick P. Coyne

/s/ Robert W. Dineen              *                     Director
------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III      *                     Director
------------------------------------
George W. Henderson, III

/s/ M. Leanne Lachman             *                     Director
------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia            *                     Director
------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard            *                     Director
------------------------------------
Patrick S. Pittard

/s/ Dennis L. Schoff              *                     Director
------------------------------------
Dennis L. Schoff




Version: February 24, 2009